FORWARD FUNDS

Supplement dated June 26, 2013

to the

Forward Funds Investor Class and Institutional Class Prospectus (“No-Load Prospectus”) and Forward

Funds Class A, Class B, Class C and Advisor Class Prospectus (“Load Prospectus”)

each dated May 1, 2013, as supplemented

IMPORTANT NOTICE REGARDING THE FORWARD SELECT INCOME FUND

Effective immediately, the purchase restrictions that previously closed Investor Class, Institutional Class, Class A, Class B and Class C shares of the Forward Select Income Fund (the “Fund”) to new investors have been removed. The purchase restrictions remain unchanged for Advisor Class shares of the Fund.

Effective immediately, the following changes are made:

The first paragraph under the heading “Purchase and Sale of Fund Shares” in the Fund’s “Fund Summary” section in the No-Load Prospectus is deleted in its entirety.

The following replaces the first paragraph under the heading “Purchase and Sale of Fund Shares” in the Fund’s “Fund Summary” section in the Load Prospectus:

Advisor Class shares of the Fund are currently closed to new investors, with certain exceptions. Please see the “Purchasing Shares” section of the Fund’s prospectus for additional information.

The section titled “Additional Information Regarding Purchases of the Forward Select Income Fund” on page 148 of the No-Load Prospectus is deleted in its entirety.

The section titled “Additional Information Regarding Purchases of the Forward Select Income Fund” on page 144 of the Load Prospectus is replaced in its entirety to read as follows:

Additional Information Regarding Purchases of Advisor Class Shares of the Forward Select Income Fund

Except as noted below, Advisor Class shares of the Forward Select Income Fund are currently closed to new investors. Advisor Class shares of the Forward Select Income Fund are available for purchase only by:

■	Existing shareholders who may add to their existing accounts through the purchase of additional Advisor Class shares of the Fund or the reinvestment of dividends or capital gain distributions;

■	Certain investment advisors who have client assets invested in Advisor Class shares of the Fund; and

■	Certain employee benefit and retirement plans (including 401(k) and other types of defined contribution plans) that offer Advisor Class shares of the Fund as an investment option.

These restrictions on the purchase of Advisor Class shares of the Forward Select Income Fund do not restrict you from redeeming Advisor Class shares of the Fund. However, if you redeem all Advisor Class shares of the Fund in your account, you may not be permitted to purchase additional Advisor Class shares. Transferring ownership to another party or changing an account registration may also restrict your ability to purchase additional Advisor Class shares.

The Fund reserves the right, when in the judgment of Forward Management it is not adverse to the Fund’s interest, to permit certain types of investors to open new accounts in Advisor Class shares of the Fund, to impose further restrictions, to close Advisor Class shares of the Fund to any additional investments, or to resume sales of Advisor Class shares of the Fund to new investors in the future, all without prior notice.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP SI SC 06262013